                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          ENERGY WEST INCORPORATED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             ENERGY WEST INCORPORATED
                      NO. 1 FIRST AVENUE SOUTH, P.O. BOX 2229
                             GREAT FALLS, MT 59403-2229

                                 NOTICE OF MEETING
                                 NOVEMBER 19, 1998

Dear Shareholders,

The Board of Directors joins me in extending to you a cordial invitation to attend the 1998 Annual Meeting of Shareholders of ENERGY WEST Incorporated (the Company). The meeting will be held on: THURSDAY, NOVEMBER 19, 1998

                         1:30 P.M. MOUNTAIN STANDARD TIME IN THE

          RESOURCE CENTER AT THE LEWIS AND CLARK INTERPRETIVE CENTER, located at 4201 Giant Springs Road, Great Falls, Montana, for the following purposes:

     1. To elect eight directors to hold office for a one year term and until their respective successors are elected and have qualified.

     2.   To ratify the appointment of independent public accountants.

     3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on October 1, 1998, are entitled to be present and vote at the meeting; we welcome all shareholders.

YOUR VOTE IS IMPORTANT

Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented. Please sign and date the enclosed proxy and return it promptly in the enclosed envelope (no postage required) to insure that your shares will be represented at the meeting.

If you attend the meeting and wish to vote in person, you may, at that time, revoke your proxy and vote at the meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Larry D. Geske
                                    -----------------------------
                                     Larry D. Geske
                                     President and Chief Executive Officer

                               ENERGY WEST INCORPORATED
                      No. 1 First Avenue South, P.O. Box 2229
                          Great Falls, Montana 59403-2229
               PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 19, 1998

GENERAL INFORMATION

The accompanying proxy is being solicited by the Board of Directors of ENERGY WEST Incorporated (the "Company") for the Annual Meeting of Shareholders to be held on November 19, 1998 at 1:30 P.M. Mountain Standard Time, in the Resource Center at the Lewis and Clark Interpretive Center, located at 4201 Giant Springs Road in Great Falls, Montana and any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and a copy of the Company's Annual Report to Shareholders for the year ended June 30, 1998 are being mailed on or about October 19, 1998 to all shareholders of record on October 1, 1998.

A shareholder giving a proxy for use at the meeting may revoke such proxy prior to its exercise either by written notice, to be received by the Secretary of the Company no later than the close of business on November 18, 1998, or by appearing in person at the Annual Meeting and revoking his proxy. If no direction is given, the proxy will be voted for the three proposals set forth in the accompanying Notice of Meeting. A shareholder who has revoked his proxy may choose to vote his shares by executing another proxy or by voting in person at the Annual Meeting or may abstain from voting. A shareholder may, if he deems it advisable, strike the names of management's proxy holders on the accompanying proxy and insert names of his own choosing.

Only shareholders of record at the close of business on October 1, 1998, may vote at the meeting or any adjournment thereof. There are issued and outstanding 2,403,188 shares of Common Stock of the Company, the only class of securities of the Company entitled to vote at the meeting. Each shareholder of record is entitled to one vote for each share registered in his or her name as of the record date, except that each shareholder is entitled to cumulate his votes in electing directors by multiplying the number of votes to which he may be entitled by the number of directors to be elected and casting all such votes for one candidate or distributing them among any two or more candidates. To vote cumulatively, the shareholder must write the words "cumulative for", followed by the number of shares to be voted and name of the nominee or nominees selected on the line provided under item No. 1 of the proxy. The eight nominees for director receiving the highest number of votes at the meeting will be elected.

Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by mail but, in addition, officers and regular employees of the Company who will receive no extra compensation for their efforts may solicit proxies by telephone, telegraph, or personal calls. So far as the management of the Company is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. In the event that any other matters properly come before the meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matters.

For purposes of determining whether a proposal has received a majority vote, abstentions will not be included in the vote total, and, therefore, will have no effect on the outcome of the vote. For purposes of determining whether a proposal has received a majority vote, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners of Common Stock who have not returned a proxy (so-called "Broker Non-Votes"), those shares will not be included in the vote totals, and, therefore, will have no effect on the outcome of the vote. Shares held by holders who are either present in person or represented by proxy who abstain or for whom the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters. The Board of Directors is comprised of between five and nine members. Eight directors are currently proposed for election, all of whom, with the exception of Mr. Geske are not employees of the Company. The business affairs of the Company are managed under the general direction of the Board, although it is not involved in day-to-day operations. The Directors met four times since the last annual meeting held November 20, 1997. Eight incumbent members of the Board are standing for reelection.

ELECTION OF DIRECTORS

The following persons have been nominated to serve one-year terms or until their
successors are elected and have qualified.  - Ian B. Davidson   - David A.
Flitner   -  Larry D. Geske   - Dean A. South   - Thomas N. McGowen,  Jr.
   - G. Montgomery  Mitchell   - George D. Ruff   - Richard  J. Schulte

Each of the nominees for director is a member of the present Board of Directors. It is intended that the proxies in the form enclosed will be voted for the election of the nominees named above by regular or cumulative voting, unless authority to do so is withheld as provided in the proxy. The persons named in the proxy have the right, under the conditions stated in "General Information," page 2, to cumulate their votes and distribute them among the nominees, at their discretion, unless otherwise specifically instructed. If for any reason one or more of the nominees should be unable to serve or refuse to serve as director (an event which is not anticipated), the proxies will be voted for such substitute nominees as the proxy holders may determine. The eight nominees for director receiving the highest number of votes will be elected.
The eight nominees are submitted for election at this time in accordance with a resolution adopted by the directors at the Board meeting on September 17, 1998.

                     THE BOARD OF  DIRECTORS  OF  THE COMPANY
                        RECOMMENDS APPROVAL  OF EACH  NOMINEE.
INFORMATION ABOUT DIRECTORS AS OF JUNE 30, 1998 APPEARS BELOW:

IAN B. DAVIDSON has been a Director of the Company since 1969. Mr. Davidson serves as Chairman and Chief Executive Officer of DADCO, a holding company which owns D. A. Davidson and Co., Davidson Trust, Financial Aims, and DADCO Travel since October 1970. He is a Director of Plum Creek Management Company of Seattle, Washington and is a past Chairman of the National Association of Securities Dealers.

DAVID A. FLITNER has been a Director of the Company since 1988. He is owner of Flitner Ranch and Hideout Adventures, Inc.

LARRY D. GESKE has been employed by the Company since 1975. He became President and Director of the Company in 1978, and in 1979, he was appointed to the position of Chief Executive Officer of the Company. He is past Director of American Gas Association as Chairman of the AGA Small Utilities Coordinating Council.

THOMAS N. MCGOWEN, Jr. has been a Director of the Company since 1978. Mr. McGowen is a retired attorney and is past President and Chairman of the Board of Pabst Brewing Company. He is a Director of Federal Signal Corporation and Ribi Immunchem Corporation.

G. MONTGOMERY MITCHELL has been a Director of the Company since 1984. Mr. Mitchell was Senior Vice President and Director of Stone and Webster Management Consultants, Inc. from August 1980 until his retirement in 1993 and continues with Stone and Webster as a senior advisor and consultant. Mr. Mitchell is a Director of Mobile Gas Services Corporation (Alabama).

DEAN A. SOUTH has been a member of the Board of Directors since August of 1996. He currently ranches north of Helena, Montana. Mr. South has been active in the management of propane distribution companies for most of his career. In 1991 he retired from that industry having served as Vice President of Western Operation for Heritage Propane Corporation from October of 1989 until his retirement in 1991. He served as President and Chief Operating Officer of Louis Dreyfus Propane Corporation from 1986 until 1989 and President of Northern Energy Company from 1981 until they merged with Louis Dreyfus in 1986.

GEORGE D. RUFF has been a member of the Board of Directors since November 1996. Mr. Ruff retired as Vice President of Montana Operations for U. S. West, Incorporated at the end of 1996. He held that position from June of 1983 until his retirement in 1996. He is a director of Norwest Bank, the Montana Taxpayers Association and the Montana Chamber Foundation Board.

RICHARD J. SCHULTE has been a Director of the Company since 1997. Mr. Schulte is Special Advisor on standards development and product certification practices to the Canadian Standards Association (CSA) and its new subsidiary, International Approval Services (IAS.) Mr. Schulte was formerly President of IAS and Senior Vice President of American Gas Association Laboratories. He is a director of the American Society for Testing and Materials (ASTM) and a member of the Joint Oversight Board for the U.S. National Accreditation Program for Environmental and Quality System Registrars.

THE BOARD AND COMMITTEES  OF THE BOARD

The Company has a Compensation Committee which consisted during the fiscal year of Messrs. Davidson, McGowen and Flitner. The Compensation Committee met four times during the year. It has the responsibility to make recommendations to the full board regarding base salaries of officers and certain pay for performance plans or other compensation matters. The Company also has an Audit Committee which during the fiscal year consisted of Messrs. South, Mitchell and Ruff. The Audit Committee met four times during the year and has responsibility of reviewing the annual audit and making recommendations to the full board regarding accounting matters that come to its attention.

Executive officers of the Company are elected by and serve at the discretion of the Board of Directors. Directors of the Company are elected at the Annual Meeting of Shareholders and serve until their successors are duly elected and qualified. No director attended fewer than 75% of the board and committee meetings on which he served. The Company paid its outside directors the following fees in the fiscal year:

     Annual fee.............  $3,000 per year;
     Board Meeting Fee......  $750 per Meeting;
     Committee Meeting......  $375 per Committee Meeting unless held in conjunction with a Board Meeting, in  such case
                              the fee for the meeting is $100.

For Board or Committee meetings held by telephone conference the rate is one half the regular rate indicated above. Furthermore, each Director receives an annual award of Company Stock. The amount of stock purchased is determined by an amount equal to a percentage of Director's compensation equivalent to the highest percentage of compensation paid in incentives to any member of the management incentive plan. For example, if the highest percentage of compensation paid out as incentive under the management incentive plan was 30%, that same 30% would be applied to the total compensation paid to each director during the fiscal year to arrive at a dollar amount. Those incentive dollars would then be utilized to purchase ENERGY WEST stock on behalf of each director. During the fiscal year, the Company accrued in aggregate $26,644 for the purchase of stock in accordance with this plan. The Company also provides natural gas service at a 50% discount to those Directors who reside within the Company's service area.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table following sets forth certain information regarding the beneficial ownership of the Common Stock of the Company on or about June 30, 1998 (i) by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) by each director, and (iii) by all executive officers and directors as a group.

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER OR GROUP                   NUMBER OF SHARES       % OWNERSHIP
----------------------------------------------------------------------------------------------------
Ian B. & Nancy Davidson, Flood Road, Great Falls MT                 523,852 (a)              22%
----------------------------------------------------------------------------------------------------
Larry D. & Sandy Geske, 4 Meadowlark Ridge, Great Falls MT         122,719 (b & c)       5% (b & c)
----------------------------------------------------------------------------------------------------
Thomas M. McGowan, Jr.                                                4,543                  (d)
----------------------------------------------------------------------------------------------------
G. Montgomery Mitchell                                               10,199                  (d)
----------------------------------------------------------------------------------------------------
David Flitner                                                         4,661                  (d)
----------------------------------------------------------------------------------------------------
George Ruff                                                           2,479                  (d)
----------------------------------------------------------------------------------------------------
Richard Schulte                                                       1,949                  (d)
----------------------------------------------------------------------------------------------------
Dean South                                                              874                  (d)
----------------------------------------------------------------------------------------------------
All executive officers and directors as a group (12 persons)        671,276              28% (c)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

a) Shares shown as owned by the Davidson's are owned in joint tenancy with rights of survivorship, Mr. and Mrs. Davidson have sole power to vote and to dispose of the shares.

(b) Mr. Geske owns individually or jointly with his wife 93,039 shares. In addition he owns 4,000 shares of incentive stock options which could have been acquired within 60 days of June 30, 1998. He owns an additional 6,000 shares which are reflected above but which become exercisable in future periods. Of the 93,039, Mr. Geske and his wife share the power to vote and dispose of 31,000 shares and Mr. Geske has sole power to vote the balance. Included in the above chart are 6,000 shares of stock owned solely by Mrs. Geske and for which she has sole power to vote and dispose of the stock.

(c) That sum also includes 13,680 shares held in the Company's Employee Stock Ownership Plan (ESOP) for Mr. Geske.

(d)  consists of less than 1%

(e) share ownership mentioned above has sole investment and voting power unless otherwise noted.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities Exchange Commission. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file on these dates during fiscal 1994 and each year thereafter. All these filing requirements were satisfied by its directors and ten percent holders in fiscal year 1994.
However, in fiscal 1995, Larry Geske failed to timely report on the purchase of 10,000 shares and William Quast failed to file, on a timely basis, one report relating to 880 shares of stock he acquired during that fiscal year. In fiscal 1996, Ian Davidson failed to file one report relating to the reinvestment of dividends totaling 14,902 shares. In that same year Sheila Rice failed to file one report respecting the transfer of 285 shares. All directors and officers filed timely reports of ownership in fiscal year 1997. In fiscal year 1998, John Allen was late filing a Form 4 for 400 shares. In making these statements, the Company has relied on the written representations of its directors and officers and its ten percent holders and copies of the reports they have filed with the commission.

EXECUTIVE COMPENSATION
BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

TO OUR SHAREHOLDERS: The Compensation Committee of the Board of Directors (the "Committee") reviews each salary adjustment for the Company's officers and recommends those adjustments to the full board. The Committee also provides recommendations to the full Board regarding contributions to the Company's Management Incentive Plan, the Company's Incentive Stock Option Plan, as well as the Employee Stock Ownership Plan (ESOP). It also provides recommendations regarding Director Compensation.

The Committee's objectives are as follows:

1. The Committee seeks to attract and retain the necessary management talent to successfully lead the Company. The Committee believes it must provide a compensation package which is competitive in the marketplace with other comparable companies.

2. The Committee encourages decision making that enhances shareholder value. The Committee believes that this objective is met by linking executive pay to corporate performance.

3. The Committee seeks to promote a close identity of interest between management and the Company's shareholders. The committee believes its CEO compensation plan, the Employee Stock Ownership Plan and the Company's Incentive Stock Option Plan promote this objective.

Total Compensation for executive officers is determined by marketplace survey data, Company performance and individual performance. A control point and a salary range is established for each executive based on market information of companies in the gas utility industry. Each executive receives a base salary and annual incentive award which, when combined, place the executive within the salary range for the position. The amount of the incentive award varies based upon the Company's performance.

Incentive awards have traditionally ranged from 12% to 50% of base salary.

Compensation for the Chief Executive Officer is accomplished through a combination of annual incentive awards pursuant to the Company's Management Incentive Plan and a deferred cash incentive plan. The Management Incentive Plan provides for the payment of a cash bonus depending on two criteria, earnings per share relative to a predetermined target and achieving a return on equity of 12%. Incentives awarded under this plan increase as the Company's performance, as measured by these two criteria, improves.

The deferred cash incentive plan (applicable only to the CEO) was approved by the Compensation committee effective July 1, 1995. The cash amount is calculated by a formula that is governed by the total return to the ENERGY WEST shareholder. Cash payments under this plan are calculated by a formula tied to total shareholder return (dividends and stock price appreciation). It is designed to be equivalent to a salary adjustment of 3% if the Company's growth in total return is commensurate with the total return growth of 7.93%, which is equivalent to the Standards and Poor's (S&P Utility) average growth over the five year period ending June 30, 1995. The cash contributions calculated by that formula are deferred for three years from the year in which they are earned and paid out in that third year. If the CEO retires at or after age 65 he is entitled to the total cash balance existing in his deferral account at the time of his retirement. The plan, therefore provides an incentive tied to increases in shareholder value.

                     MEMBERS  OF  THE  COMPENSATION  COMMITTEE

IAN B. DAVIDSON, COMPENSATION COMMITTEE CHAIRMAN; THOMAS N. MCGOWEN, JR.; DAVID
A. FLITNER

The table following sets forth the cash compensation of the executive officers of the Company earning compensation in excess of $100,000 in the fiscal year.

---------------------------------------------------------------------------------------------------------
                                  SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------
                    ANNUAL COMPENSATION                                 LONG-TERM COMPENSATION
---------------------------------------------------------------------------------------------------------
                                                OTHER
  NAME AND                                      ANNUAL    RESTRICTING                           ALL OTHER
 PRINCIPAL                                      COMPEN-      STOCK       OPTIONS/     LTIP       COMPEN-
  POSITION       YEAR     SALARY    BONUS       SATION      AWARDS       SAR($)(1)  PAYOUTS($)  SATION(2)
---------------------------------------------------------------------------------------------------------
  Larry D.       1998    $109,970  $40,595     $15,525(3)     0          10,000        0         $15,605
  Geske,      -------------------------------------------------------------------------------------------
 President       1997    $104,971      0       $11,452(3)     0          15,000        0         $14,344
  and CEO     -------------------------------------------------------------------------------------------
                 1996    $104,971      0       $17,979(3)     0           5,000        0         $21,614
---------------------------------------------------------------------------------------------------------
 Edward J.       1998     $90,801  $36,787         0          0          10,000        0         $12,798
 Bernica,     -------------------------------------------------------------------------------------------
   Vice          1997     $85,411      0           0          0          10,000        0         $11,580
 President    -------------------------------------------------------------------------------------------
  and CFO        1996     $81,960      0           0          0           5,000        0          $6,592
---------------------------------------------------------------------------------------------------------
 Tim Good,       1998     $90,075  $11,302         0          0           3,600        0         $14,163
    Vice      -------------------------------------------------------------------------------------------
 President       1997     $86,977  $14,756         0          0           8,000        0         $13,586
              -------------------------------------------------------------------------------------------
                 1996     $84,385  $15,258         0          0           8,000        0         $13,844
---------------------------------------------------------------------------------------------------------

(1) Consists of stock options held at the end of the fiscal year; all such options are limited in the amount that can be exercised in the period. Of that 15,000, Mr. Geske could have exercised 4,000, 7,000 and 4,000 for the respective fiscal years 1998, 1997 and 1996. For Mr. Bernica, the options exercisable at the end of each fiscal year were 3,000, 2,000, and 1,000 and for Mr. Good 3,600, 7,280, and 5,680 at the end of the fiscal years indicated respectively.

(2) Includes amounts contributed to the Energy West Money Purchase Defined Contribution Plan on behalf of

Mr. Geske in the following amounts for the fiscal years 1998, 1997 and 1996 of $10,970, $10,497 and $12,634 respectively; and on behalf of Mr. Good in the following amounts for those same years of $10,138, $10,173 and $9,965. With regard to the Energy West Employee Stock Ownership Plan, for those three fiscal years Mr. Geske received the following contributions: $3,195, $2,407 and $3,976 respectively. Mr. Bernica received $2,638, $1,959 and $1,163 and Mr. Good received $2,945, $2,333, and $2,800 contributions to that plan for those same years. "Other Compensation" also includes contributions made to the Energy West Cafeteria Plan for the three fiscal years for Mr. Geske in the amounts of $1,440 for each year and for Mr. Bernica and Mr. Good in the amount of $1,080 in each year.

(3) Represents amount set aside for Mr. Geske pursuant to the CEO Deferred Compensation Plan.

The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to shareholders of ENERGY WEST Incorporated during the five year period ended June 30, 1998, as well as an overall stock market index (S&P 500 Index) and the peer group index (S&P Utility Index).

                    1993      1994     1995       1996      1997     1998
ENERGY WEST          100     107.34    108.36    110.04    119.32    131.16
S & P Utility        100      92.53    106.63    131.93    139.13    181.22
S & P 500            100     101.41    127.82    161.04    216.89    282.7


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

The following table provides information with respect to the named executive officers, concerning any exercise of stock options during the fiscal year.

---------------------------------------------------------------------------------------------------------------------
                                                                 Number of Unexercised       Value of Unexercised
                                                                Options/SARs at 6:30/98   Options/SARs at 6/30/98
                        Shares Acquired on                        ($) Exercisable (E)         ($) Exercisable (E)
         Name             Exercise ($)      Value Realized ($)     Unexercisable (U)           Unexercisable (U)
---------------------------------------------------------------------------------------------------------------------
  Larry D. Geske            5,000               $1,000                 4,000 (E)                 $34,500 (E)
                                                                       5,000 (U)                 $51,750 (U)
---------------------------------------------------------------------------------------------------------------------
Edward J. Bernica             0                    0                   5,000 (E)                    $250 (E)
                                                                       5,000 (U)                    $375 (U)
---------------------------------------------------------------------------------------------------------------------
    Tim Good                  0                    0                   3,500 (E)                 $31,050 (E)
                                                                       0     (U)                  0      (U)
---------------------------------------------------------------------------------------------------------------------

Values are calculated by subtracting the exercise price from the fair market value of the stock at the fiscal year-end multiplied by the number of option shares. The average of the bid and close price for the month of June 1998 is used. That average price was $8.625.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Ernst & Young LLP of Denver, Colorado, as independent public accountants for the Company, to examine the Company's financial statements for the current year ending June 30, 1999 and to perform other appropriate accounting services and recommends that the shareholders of the Company ratify that appointment. Ernst & Young LLP has served as the Company's independent accountants for more than thirty years, including fiscal years ended June 30, 1998, 1997, and 1996 and have no relationship with the Company other than that arising from their employment as independent public accountants. While representatives of Ernst & Young LLP will not be available to make a statement or answer questions at the meeting, the Company will, upon request, forward any shareholder inquiries to Ernst & Young LLP and forward responses thereto to interested shareholders subsequent to the meeting.

It is intended that the proxies will be voted for the ratification of the appointment of such firm unless otherwise indicated. If the appointment is not ratified by shareholders, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS APPROVAL OF THE SELECTION OF ERNST AND YOUNG LLP AS AUDITORS FOR FISCAL YEAR 1999.

STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

In order for proposals for stockholders to be considered for inclusion in the proxy statement for the 1999 Annual Meeting of Shareholders of ENERGY WEST, such proposals must be received by the Secretary of ENERGY WEST before June 20, 1999.

Your immediate attention to completing and mailing this proxy will be greatly appreciated.

Dated: October 19, 1998

By Order of the Board of Directors

Great Falls, Montana

                                         /s/ John C. Allen
                                        ----------------------------------
                                        John C. Allen, Corporate Secretary
                                             (406) 791-7503

                                     PROXY
                           ENERGY WEST INCORPORATED

Proxy for the Annual Meeting to be held November 19, 1998, at 1:30 P.M., M.S.T in the Resource Center of the Lewis and Clark Interpretive Center located at 4201 Giant Springs Road, Great Falls, Montana. Larry D. Geske, Thomas N. McGowen, Jr. and G. Montgomery Mitchell or any of them with full power of substitution, are hereby authorized to represent and to vote the stock of the undersigned at the Annual Meeting of the shareholders of ENERGY WEST on November 19, 1998 and any adjournments thereof, upon the matters set forth below. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3.

1. To elect eight Directors for a term of one year beginning with this annual meeting to be held November 19, 1998 and ending with the 1999 annual meeting to be held in November 1999.
    The  Nominees are as follows:
    Ian B. Davidson, David A. Flitner, Larry D. Geske, Thomas N. McGowen Jr., G. Montgomery Mitchell, George D. Ruff, Dean South and Richard J. Schulte.
    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

                                            FOR THE SLATE AS PROPOSED     ____
                                            AGAINST THE SLATE AS PROPOSED ____

                                            Withheld for ____________________.


2.  To ratify the appointment of Ernst & Young, LLP as auditors.  FOR     ____
                                                                  AGAINST ____
                                                                  ABSTAIN ____

3.  To transact such other business as may properly come before the meeting or
    any adjournment or postponement thereof.                     FOR      ____
                                                                 AGAINST  ____
                                                                 ABSTAIN  ____


This proxy is solicited by the Board of Directors of the Corporation. The Proxy will be voted in the manner directed hereon. If no direction is made, this proxy will be voted FOR Proposals 1, 2, and 3.
PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.



                                                  Dated:                , 1998
                                                        ----------------

                                                  Signatures:

                                                  ----------------------------

                                                  ----------------------------



Where shares are jointly held, each holder should sign. Executors, administrators, trustees and guardians should give full title as such. If signer is corporation, please sign the full corporate name by an authorized officer.
           PLEASE SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE